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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 19, 2005


                            MDU RESOURCES GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                    1-3480                     41-0423660
(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)



                               SCHUCHART BUILDING
                             918 EAST DIVIDE AVENUE
                                  P.O. BOX 5650
                        BISMARCK, NORTH DAKOTA 58506-5650
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (701) 222-7900


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:



|_| WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)
|_| SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)
|_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))
|_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))


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ITEM 8.01   OTHER EVENTS.

     On September 19, 2005, MDU Resources Group, Inc. (the "Company") issued a press release announcing an increase in earnings per share guidance for 2005. A copy of the press release, which the Company is filing with the Securities and Exchange Commission, is attached as Exhibit 99 and incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits

               99 Press Release issued September 19, 2005, regarding an increase in earnings per share guidance for 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MDU RESOURCES GROUP, INC.

Date September 19, 2005                  BY  /s/ Warren L. Robinson
     ---------------------                   ----------------------------
                                             Warren L. Robinson
                                             Executive Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number                                Description of Exhibit
--------------                                ----------------------

     99 Press release issued September 19, 2005, regarding an increase in earnings per share guidance for 2005.


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